UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act
of 1934 Date of Report Date of earliest event reported):

May 7th, 2015

Commission file number 333-193565

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

(f/k/a GREENPRO INC.)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

98-1146821	7374
(IRS Employer Identification Number)	(Primary Standard Industrial Classification Code Number)

Room 2201, 22/F Malaysia Building

50 Gloucester Road

Wanchai, Hong Kong

(852) 3111 7718

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 6, 2015, our Board of Directors authorized, and the holders of approximately 89.19% of the voting power of outstanding shares of our common stock, par value $0.0001 per share (“Common Stock’), approved by written consent, in accordance with Nevada law, the execution and filing of Amended and Restated Articles of Incorporation (the “Restated Articles”) with the Nevada Secretary of State which changed our name from “Greenpro Inc.” to “Greenpro Capital Corp.” (the “Name Change”). The board of directors believes that a change of the Company’s name to “Greenpro Capital Corp.” will facilitate the Company’s efforts to re-brand itself to develop and enhance its business.

Changing the Company’s name will not have any effect on its corporate status, the rights of stockholders, or the transferability of outstanding share certificates. After the Name Change takes effect, stock certificates bearing the name “Greenpro, Inc.” will represent shares in Greenpro Capital Corp.  In connection with the Name Change, the trading symbol and CUSIP number of the common stock will not be changed.

Under the Nevada Revised Statutes and the provisions of our Certificate and Bylaws, approval of the amendment of our Certificate, including the Name Change, requires the affirmative vote or written consent of holders of at least a majority of the voting interests of the Company voting together as a single class.  The majority written consent approving the amendment to the Certificate, including the Name Change, was executed by a majority of the holders of all outstanding shares of stock, which represented as of the record date voting interests equal to 89.19% of our outstanding common stock.  Consequently, the amendment to the Certificate, including the Name Change, was approved without the vote or written consent of any other stockholders of the Company.

On May 6, 2015, the Amended and Restated Articles of Incorporation (the “Restated Articles”) filed with the Nevada Secretary of State for the changed our company name from “Greenpro Inc.” to “Greenpro Capital Corp.” (the “Name Change”) was effected by the Nevada Secretary of State.

The amendment is currently being reviewed by the Financial Industry Regulatory Authority ("FINRA"). We will announce the completion of the FINRA review and the effectiveness of the amendment on the market by filing a Current Report on Form 8-K.

ITEM 9.01 EXHIBITS

(d) Exhibits.

Exhibit #	Description
3.1	Certificate of Amendment (Name Change)
3.2	Certificate of Existence With Status In Good Standing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7th , 2015

Greenpro Capital Corp.

/s/ LEE Chong Kuang
By: LEE Chong Kuang, Director

/s/ LOKE Che Chan, Gilbert
By: LOKE Che Chan, Gilbert, Director